Exhibit 10.1
DOLLAR FINANCIAL CORP.
FIRST AMENDMENT TO AND CONSENT UNDER
AMENDED AND RESTATED CREDIT AGREEMENT
     This FIRST AMENDMENT TO AND CONSENT UNDER AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment Agreement”) is dated on December 2, 2010 and entered into by and among DOLLAR FINANCIAL CORP., a Delaware corporation (“Holdings”), DOLLAR FINANCIAL GROUP, INC., a New York corporation (the “US Borrower”), NATIONAL MONEY MART COMPANY, an unlimited company organized under the laws of the Province of Nova Scotia, Canada (the “Canadian Borrower”) , DOLLAR FINANCIAL U.K. LIMITED, a limited liability company incorporated under the laws of England and Wales with registered number 03701758 (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, the “Borrowers”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”), the Lenders party hereto being the Required Lenders under the Credit Agreement (as defined below) (the “Amendment Lenders”) and the Subsidiary Guarantors party hereto.
RECITALS
          WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of October 30, 2006, by and among Holdings, the Borrowers, the lenders party thereto (the “Lenders”), the Administrative Agent and various other parties thereto, as amended and restated by that certain Amendment Agreement dated as of November 20, 2009 (as amended, restated, supplemented or otherwise modified form time to time, the “Credit Agreement”), the Lenders agreed, inter alia, to extend various credit facilities to the Borrowers. Capitalized terms used herein without duplication shall have the same meanings set forth in the Credit Agreement.
          WHEREAS, the Term Loans under the Credit Agreement have been paid in full and are no longer outstanding.
          WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders that the UK Borrower intends to acquire a 100% interest in a Swedish holding company (the “Scandinavian Holdco”), including certain of its wholly-owned subsidiaries located in Sweden and Finland (together with the Scandinavian Holdco, collectively, the “Scandinavian Subsidiaries”), according to the terms presented to the Administrative Agent and the Lenders in the form of the transaction summary attached hereto as Exhibit A (the “Scandinavian Acquisition”).
          WHEREAS, the Scandinavian Subsidiaries are party to certain existing agreements whereby certain Scandinavian banks and lending institutions have made loans and other financing available to such Scandinavian Subsidiaries in a maximum aggregate amount not to exceed €17,500,000 and SEK 325,000,000, respectively (the “Scandinavian Credit

Facilities,” and the indebtedness from time to time outstanding thereunder, the “Scandinavian Indebtedness”).
          WHEREAS, the Scandinavian Indebtedness is secured by liens on assets of the Scandinavian Subsidiaries.
          WHEREAS, in connection with the Scandinavian Acquisition, the Borrowers desire to maintain the Scandinavian Credit Facilities and anticipate that as a condition to maintaining such facilities, the lenders thereunder might require the UK Borrower to provide a guaranty of the Scandinavian Indebtedness (the “Scandinavian Guaranty”).
          WHEREAS, the UK Borrower will pay a portion of the sales price of the Scandinavian Acquisition in the form of certain deferred purchase price payments (collectively, the “Scandinavian Acquisition Seller Indebtedness”) to be made to the sellers under the Scandinavian Acquisition (the “Scandinavian Sellers”) and such Scandinavian Sellers have required that the UK Borrower pledge its equity interests in the Scandinavian Holdco and the Scandinavian Holdco pledge its equity interests in the other Scandinavian Subsidiaries as security for such deferred payments (the “Deferred Purchase Price Collateral”) and that the Deferred Purchase Price Collateral not be pledged by the UK Borrower or the Scandinavian Holdco in any way under the Credit Agreement or Loan Documents.
          WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders that the US Borrower formed or acquired the following Subsidiaries and that its intention is that such Subsidiaries shall be joined as Subsidiary Guarantors under the Credit Agreement as required in accordance with Section 6.10(c) of the Credit Agreement: (i) DFG Acquisition Services, Inc. a Delaware corporation (“DFG Acquisition”); (ii) Military Financial Services, LLC, a Delaware limited liability company (“Military”); and (iii) Dealers’ Financial Services, LLC, a Kentucky limited liability company (“Dealers” and together with DFG Acquisition and Military, collectively, the “New US Subsidiaries”).
          WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders that the US Borrower formed or acquired a Subsidiary, Dealers’ Financial Services Reinsurance Limited, a Turks & Caicos company, that is not required to be joined as a Subsidiary Guarantor under the Credit Agreement as it meets the requirements of Section 6.10(d) of the credit Agreement.
          WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders that the UK Borrower formed or acquired the following Subsidiaries, each incorporated under the laws of England and Wales, that have not been joined as Subsidiary Guarantors under the Credit Agreement as required in accordance with Section 6.10(c) of the Credit Agreement and have requested that the Administrative Agent and the Amendment Lenders consent to such Subsidiaries not being joined to the Credit Agreement as Subsidiary Guarantors: (i) Merchant Cash Express Limited and (ii) DMWSL 488 Ltd and its subsidiaries, Nathan & Co. (Birmingham) Ltd., E. A. Barker Ltd., T. M. Sutton Ltd., S & R Financial Ltd., and Sutton & Robertson, Ltd. (collectively the “New UK Subsidiaries”).

          WHEREAS, the Borrowers have requested that the Administrative Agent and the Amendment Lenders: (i) make certain amendments to Section 7 of the Credit Agreement in order to (a) permit the Investments required by the Scandinavian Acquisition under Section 7.8 of the Credit Agreement, (b) include the Scandinavian Indebtedness and the Scandinavian Acquisition Seller Indebtedness as permitted Indebtedness under Section 7.2 of the Credit Agreement, (c) permit the incurrence of Liens with respect to the Scandinavian Indebtedness under Section 7.2 of the Credit Agreement, and (d) permit the granting of the Scandinavian Guaranty under Section 7.2 of the Credit Agreement; (ii) consent to the pledge of the Deferred Purchase Price Collateral solely to the Scandinavian Sellers notwithstanding Sections 6.10(c)(i) and 7.3 of the Credit Agreement; and (iii) consent to the New UK Subsidiaries not being joined to the Credit Agreement and Loan Documents as Subsidiary Guarantors notwithstanding the requirements set forth in Sections 6.10(c) and 7.3 of the Credit Agreement.
          WHEREAS, the Administrative Agent and the Amendment Lenders have agreed to the consents and amendments requested by the Borrower and outlined in the preceding paragraph in accordance with the terms and conditions outlined in this First Amendment Agreement.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and for other credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, the parties hereto agree as follows:
     1. Consents under the Credit Agreement. On the terms and subject to the conditions of this First Amendment Agreement, the Administrative Agent and the Amendment Lenders hereby consent to:
     (a) the UK Borrower and the Scandinavian Holdco pledging, as security for the payment of the Scandinavian Acquisition Seller Indebtedness, the Deferred Purchase Price Collateral solely to the Scandinavian Sellers notwithstanding the requirements set forth in Section 6.10(c)(i) of the Credit Agreement and the negative covenant set forth in Section 7.3 of the Credit Agreement; provided that such Deferred Purchase Price Collateral granted by the UK Borrower is limited solely to the UK Borrower’s pledge of its equity interests in the Scandinavian Holdco and the amount secured thereby does not exceed the amount of the Scandinavian Acquisition Seller Indebtedness;
     (b) the Scandinavian Subsidiaries not being joined as Subsidiary Guarantors under the Credit Agreement notwithstanding the requirements set forth in Section 6.10(c) of the Credit Agreement; and
     (c) the New UK Subsidiaries not being joined to the Credit Agreement and Loan Documents as Subsidiary Guarantors notwithstanding the requirements set forth in Section 6.10(c) of the Credit Agreement.
     2. Amendments to Section 1.1 of the Credit Agreement. The following definitions are hereby added in alphabetical order to Section 1.1 to read in their entirety as follows:

“First Amendment Agreement”: means that certain First Amendment Agreement dated December 2, 2010 by and among the Borrowers, the lenders party thereto and the Administrative Agent.

“New UK Subsidiaries”: means Merchant Cash Express Limited, DMWSL 488 Ltd, Nathan & Co. (Birmingham) Ltd., E. A. Barker Ltd., T. M. Sutton Ltd., S & R Financial Ltd., and Sutton & Robertson, Ltd.

“Scandinavian Acquisition”: the acquisition of all of the equity interests of the Scandinavian Holdco, as more fully described in Exhibit A attached to the First Amendment Agreement.

“Scandinavian Acquisition Seller Indebtedness”: the Indebtedness owed to the Scandinavian Sellers by the UK Borrower or a subsidiary of the UK Borrower as partial payment of the purchase price for the Scandinavian Acquisition.

“Scandinavian Credit Facilities”: (i) the credit facilities by Danske Bank A/S to the Scandinavian Subsidiaries providing for loans in a maximum aggregate amount not to exceed SEK 325,000,000, (ii) the credit facilities by Helsingin OP Pankki Oyj to the Scandinavian Subsidiaries providing for loans in a maximum aggregate amount not to exceed €17,500,000, and (iii) any modifications, amendments, replacements or refinancings thereof, provided that the maximum aggregate amount thereof is not increased.

“Scandinavian Guaranty”: that certain guaranty granted by the UK Borrower providing a guaranty of the Scandinavian Indebtedness.

“Scandinavian Holdco”: as defined in Exhibit A attached to the First Amendment Agreement.

“Scandinavian Indebtedness”: the Indebtedness from time to time outstanding under the Scandinavian Credit Facilities.

“Scandinavian Pledge”: that certain pledge by the (i) UK Borrower of all of its equity interests held in the Scandinavian Holdco and (ii) Scandinavian Holdco of its equity interests held in the other Scandinavian Subsidiaries to the Scandinavian Sellers to provide security for the repayment of the Scandinavian Acquisition Seller Indebtedness.

“Scandinavian Sellers”: as defined in Exhibit A attached to the First Amendment Agreement.

“Scandinavian Subsidiaries”: collectively, the Scandinavian Holdco and each of its Subsidiaries, which on the date hereof are identified on Exhibit A attached to the First Amendment Agreement.
     3. Amendment to Section 6.10 (Additional Collateral, etc) of the Credit Agreement. Section 6.10(d) is hereby amended by adding a new clause (v) to the end thereof to read in its entirety as follows:
(v) No Scandinavian Subsidiary or New UK Subsidiary shall be required to comply with the provisions of clauses (a) through (c) above, and no Loan Party shall be required to pledge the Capital Stock of any Scandinavian Subsidiary or New UK Subsidiary pursuant to the provisions of clauses (a) through (c) above.
     4. Amendment to Section 7 (Negative Covenants) of the Credit Agreement. Section 7 (Negative Covenants) is hereby amended to add the following parenthetical at the end of the first paragraph of Section 7 immediately after the term “Subsidiaries” in its entirety to read as follows:
(other than the Scandinavian Subsidiaries solely with respect to Sections 7.2, 7.3, 7.4, 7.5, 7.7, 7.8, 7.14 and 7.15)
     5. Amendment to Section 7.2(i) (Indebtedness) of the Credit Agreement. Section 7.2(i) (Indebtedness) is hereby amended and restated to read in its entirety as follows:
(i) (i) Indebtedness of the UK Borrower and its Subsidiaries (other than the Scandinavian Subsidiaries) in an amount not exceeding £12,500,000, at any one time outstanding; (ii) the Scandinavian Indebtedness (which, for the avoidance of doubt shall not be considered Pari Passu UK Debt); (iii) the Scandinavian Guaranty (which, for the avoidance of doubt shall not be considered Pari Passu UK Debt); and (iv) the Scandinavian Acquisition Seller Indebtedness (which for the avoidance of doubt shall not be considered Pari Passu UK Debt).
     6. Amendment to Section 7.8(e) (Investments) of the Credit Agreement. Section 7.8(e) (Investments) is hereby amended and restated to read in its entirety as follows:
(e) (i) the MFS Acquisition; (ii) the Scandinavian Acquisition; provided that within five (5) Business Days after the completion of the Scandinavian Acquisition the UK Borrower shall deliver to the Administrative Agent a certificate that (x) the Scandinavian Acquisition has been closed substantially on the terms set forth on Exhibit A attached to the First Amendment Agreement, and (y) giving effect to the Scandinavian Acquisition, the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects; and (iii) Investments made by any Loan Party in the Scandinavian Subsidiaries in an outstanding amount not to exceed $25,000,000 at any time (net any returns of capital or repayment of principal);
     7. Amendment to Section 8(e) (Events of Default) of the Credit Agreement. Section 8(e) (Events of Default) is hereby amended and restated to read in its entirety as follows:
(e) any Group Member (including, for the avoidance of doubt, the Scandinavian Subsidiaries) shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to (x) cause, or permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable or (y) to cause, with the giving of notice if required, any Group Member to purchase or redeem or make an offer to purchase or redeem such indebtedness prior to its stated maturity; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an event of default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and/or (iii) of this paragraph (e) shall have occurred and be continuing with respect to either Pari Passu UK Debt or Indebtedness the outstanding principal amount which exceeds in the aggregate $10,000,000 (or its Dollar equivalent thereof); or
     8. New US Subsidiaries. Within one hundred and twenty (120) days after the date hereof, the Borrowers shall cause to be delivered to the Administrative Agent each of the following in form and substance reasonably satisfactory to the Administrative Agent in conjunction with the Assumption Agreements referenced in Section 12(b) hereof: (i) any equity certificates issued by the New US Subsidiaries, together with transfer powers in blank executed by the US Borrower; (ii) secretary certificates executed by the secretary or other authorized person of each US Subsidiary attaching (A) authorizing resolutions, (B) by-laws or operating agreements, (C) certificates of formations and (D) officers incumbencies; and (iii) an opinion of counsel of each of the New US Subsidiaries.

     9. No Further Consent or Waiver. Nothing in this First Amendment Agreement nor any communication between the Administrative Agent, any Lender, any Group Member or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of: (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Administrative Agent or any Lender has against any Group Members under the Credit Agreement or any other Loan Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.
     10. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Lenders that: (i) the representations and warranties set forth in the Credit Agreement and Loan Documents to which they are party are true and correct in all material respects as of the date hereof, except those representations and warranties made as of a date certain which remain true and correct in all material respects as of such date (ii) after giving effect to the consent and amendments provided in this First Amendment Agreement, there is no Default or Event of Default under the Credit Agreement; (iii) each Borrower and each Subsidiary Guarantor has the corporate, limited liability company power or other power necessary to execute, deliver this First Amendment Agreement, to the extent each is a party thereto; and (iv) the execution, delivery and performance of this First Amendment Agreement have been duly authorized by the applicable governing body of each Loan Party, and when executed, this First Amendment Agreement will constitute the valid, binding and enforceable obligations of each Loan Party subject to applicable bankruptcy, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.
     11. Further Agreements and Representations. Each of the Loan Parties hereby, jointly and severally:
     (a) ratifies, confirms and acknowledges that the Credit Agreement, as amended hereby, and all other Loan Documents to which it is party continue to be valid, binding and in full force and effect as of the date hereof, and enforceable in accordance with their terms subject to applicable bankruptcy, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity;
     (b) covenants and agrees to perform all of their respective obligations under the Credit Agreement, as amended hereby, and all other Loan Documents to which it is party;
     (c) acknowledges and agrees that as of the date hereof, no Loan Party has any defense, set-off, counterclaim or challenge against the payment of any sums owing to the Administrative Agent or the Lenders or the enforcement of any of the terms of the Credit Agreement, as amended hereby, or any of the other Loan Documents to which it is party;
     (d) acknowledges and agrees that all Loans presently or hereafter outstanding under the Loan Documents shall continue to be secured by the Collateral granted by it;

     (e) acknowledges and agrees that this First Amendment Agreement does not constitute a novation of the Loans;
     (f) ratifies, confirms and continues all rights and remedies granted by the Loan Parties to the Administrative Agent and the Lenders in the Loan Documents to which it is party; and
     (g) ratifies and confirms all waivers made by the Loan Parties in the Loan Documents to which it is party.
     12. Conditions to Effectiveness of this First Amendment Agreement. The Administrative Agent’s and the Amendment Lenders’ obligations hereunder are conditioned upon the satisfaction by the Loan Parties of the following conditions precedent:
     (a) receipt by the Administrative Agent of this First Amendment Agreement (including exhibits referenced herein), duly executed by each of the Loan Parties and Required Lenders;
     (b) receipt by the Administrative Agent of: (i) an Assumption Agreement, in the form of Annex 1 to the US Guarantee and Collateral Agreement, for each of the New US Subsidiaries; (ii) a certificate of good standing issued by the state of formation of each of the New US Subsidiaries; and (iii) filing by the Administrative Agent of UCC-1 financing statements naming the Administrative Agent as secured party and each of the New US Subsidiaries as debtor;
     (c) the Borrowers shall have paid to the Administrative Agent: (i) for the ratable benefit of the Amendment Lenders an amendment and waiver fee equal to 0.05% of the Commitments of the Amendment Lenders, which shall be fully earned as to each Lender that timely executes this First Amendment Agreement upon execution of this First Amendment Agreement by Required Lenders; (ii) its fees under that certain Fee Letter dated November 24, 2010 by and among Holdings, the Borrowers, the Administrative Agent and Wells Fargo Securities, LLC; and (iii) all reasonable out of pocket expenses of the Administrative Agent incurred in connection with this First Amendment Agreement, including, without limitation, the reasonable fees and expenses of Administrative Agent’s counsel; and
     (d) receipt by the Administrative Agent of such additional agreements, instruments, documents, writings and actions as the Administrative Agent and the Amendment Lenders may reasonably request.
     13. Miscellaneous.
     (a) No reference to this First Amendment Agreement need be made in the Credit Agreement or in any other Loan Document.
     (b) This First Amendment Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that no Loan Party shall assign its rights or obligations under this First Amendment Agreement.
     (c) This First Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.
     (d) This First Amendment Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document and each such counterpart shall be deemed an original. Any signature on this First Amendment Agreement, delivered by any party by electronic transmission shall be deemed to be an original signature thereto.
     (e) To the extent of any inconsistency between the terms and conditions of this First Amendment Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this First Amendment Agreement shall prevail. All terms and conditions of the Credit Agreement and any other Loan Documents not inconsistent herewith shall remain in full force and effect.
     (f) This First Amendment Agreement is the entire agreement between the parties relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, cannot be changed or terminated orally or by course of conduct, and shall be deemed effective as of the date it is accepted by the Administrative Agent.
     (g) Except as expressly set forth herein, neither the execution, delivery or performance of this First Amendment Agreement, nor anything contained herein, shall be construed as or shall operate as a course of conduct, course of dealing or a consent to or waiver of any provision of, or any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement, any Loan Document or the agreements and documents executed in connection therewith.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to and Consent Under Amended and Restated Credit Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DOLLAR FINANCIAL CORP., a Delaware corporation
By:	/s/ Randy Underwood
	Name:	Randy Underwood
	Title:	Executive Vice President and Chief Financial Officer

DOLLAR FINANCIAL GROUP, INC., a New York corporation
By:	/s/ Randy Underwood
	Name:	Randy Underwood
	Title:	Executive Vice President and Chief Financial Officer

NATIONAL MONEY MART COMPANY, an unlimited liability company organized under the laws of the Province of Nova Scotia, Canada
By:	/s/ Randy Underwood
	Name:	Randy Underwood
	Title:	Executive Vice President and Chief Financial Officer

DOLLAR FINANCIAL U.K. LIMITED, a limited liability company incorporated under the laws of England and Wales with registered number 03701758
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Director

SUBSIDIARY GUARANTORS:
ANY KIND CHECK CASHING CENTERS, INC., an Arizona corporation
CASH UNLIMITED OF ARIZONA, INC., an Arizona corporation
CHECK MART OF FLORIDA, INC., a Delaware corporation
CHECK MART OF LOUISIANA, INC., a Louisiana corporation
CHECK MART OF NEW MEXICO, INC., a New Mexico corporation
CHECK MART OF PENNSYLVANIA, INC., a Pennsylvania corporation
CHECK MART OF TEXAS, INC, a Texas corporation
CHECK MART OF WISCONSIN, INC., a Wisconsin corporation
DFG CANADA, INC., a Delaware corporation
DFG INTERNATIONAL, INC., a Delaware corporation
DFG WORLD, INC., a Delaware corporation
DOLLAR FINANCIAL INSURANCE CORP., a Pennsylvania corporation
FINANCIAL EXCHANGE COMPANY OF OHIO, INC., a Delaware corporation
FINANCIAL EXCHANGE COMPANY OF PENNSYLVANIA, INC., a Pennsylvania corporation
FINANCIAL EXCHANGE COMPANY OF PITSBURGH, INC., a Delaware corporation
FINANCIAL EXCHANGE COMPANY OF VIRGINIA, INC., a Delaware corporation
LOAN MART OF OKLAHOMA, INC., an Oklahoma corporation
MONETARY MANAGEMENT CORPORATION OF PENNSYLVANIA, a Delaware corporation
MONETARY MANAGEMENT OF CALIFORNIA, INC., a Delaware corporation
MONETARY MANAGEMENT OF MARYLAND, INC., a Delaware corporation
MONETARY MANAGEMENT OF NEW YORK, INC., a New York corporation
MONEY MART CSO, INC., a Texas corporation
MONEY MART EXPRESS, INC., a Utah corporation
MONEYMART, INC., a Delaware corporation
PACIFIC RING ENTERPRISES, INC., a California corporation
PD RECOVERY, INC., a Pennsylvania corporation
DFG ACQUISTIION SERVICES, INC., a Delaware corporation
MILITARY FINANCIAL SERVICES, LLC, a Delaware corporation
DEALERS’ FINANCIAL SERVICES, LLC, a Kentucky corporation

By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary

Signatures continued on next page

SUBSIDIARY GUARANTORS (Continued): 1100591 ALBERTA LTD.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

656790 B.C. LTD.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

MONEY CARD CORP.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

MONEY MART CANADA INC.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

ADVANCE CANADA INC.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

ADVANCE CANADA PROPERTIES INC.
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary
I/We have authority to bind the Corporation

SUBSIDIARY GUARANTORS (Continued):

Executed as a deed and delivered by

WITNESS:	DFG WORLD, INC.

/s/ Roy W. Hibberd	By:	/s/ Randy Underwood

Roy W. Hibberd, Secretary		Name: Randy Underwood
Title: Executive Vice President and Chief Financial Officer

Executed as a deed and delivered by

WITNESS:	DOLLAR FINANCIAL U.K. LIMITED

/s/ Randy Underwood	By:	/s/ Roy W. Hibberd
Randy Underwood, Director		Name: Roy W. Hibberd
Title: Director
Executed as a deed and delivered by

WITNESS:	INSTANT CASH LOANS LIMITED

/s/ Randy Underwood	By:	/s/ Roy W. Hibberd
Randy Underwood, Director		Name: Roy W. Hibberd
Title: Director
Executed as a deed and delivered by

WITNESS:	CASH CENTRES CORPORATION LIMITED

/s/ Randy Underwood	By:	/s/ Roy W. Hibberd
Randy Underwood, Director		Name: Roy W. Hibberd
Title: Director

SUBSIDIARY GUARANTORS (Continued):

Executed as a deed and delivered by

WITNESS:	CASH CENTRES LIMITED

/s/ Randy Underwood	By:	/s/ Roy W. Hibberd
Randy Underwood, Director		Name: Roy W. Hibberd
Title: Director
Executed as a deed and delivered by

WITNESS:	EXPRESS FINANCE (BROMLEY) LIMITED

/s/ Carolyn Walton	By:	/s/ Piero Fileccia
Carolyn Walton, Secretary		Name: Piero Fileccia
Title: Director
Executed as a deed and delivered by

WITNESS:	PAYDAY EXPRESS LIMITED (formerly CASH YOUR CHEQUE LIMITED)

/s/ Roy W. Hibberd	By:	/s/ Randy Underwood
Roy W. Hibberd, Secretary		Name: Randy Underwood
Title: Executive Vice President and
Chief Financial Officer

SUBSIDIARY GUARANTORS (Continued):

Executed as a deed and delivered by
INSTANT CASH LOANS IRELAND LTD.	/s/ Piero Fileccia
Piero Fileccia
acting by	Director
and

/s/ Carolyn Walton
Caroline Walton
Secretary

OPTIMA S.A., a corporation incorporated in Poland
By:	/s/ Roy W. Hibberd
	Name:	Roy W. Hibberd
	Title:	Secretary

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:	/s/ Matthew R. Siefer
	Name:	Matthew R. Siefer
	Title:	Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Matthew R. Siefer
	Name:	Matthew R. Siefer
	Title:	Senior Vice President

ALLIED IRISH BANKS, PLC. LTD., as Lender
By:	/s/ David Smith
	Name:	David Smith
	Title:	Assistant Vice President

By:	/s/ Laura Megerdichian
	Name:	Laura Megerdichian
	Title:	Assistant Vice President

BANK OF MONTREAL, as Lender
By:	/s/ David Eldridge
	Name:	David Eldridge
	Title:	Senior Account Manager, Corporate Finance

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender
By:	/s/ Jay Chall
	Name:	Jay Chall
	Title:	Director

By:	/s/ Kathrin Marti
	Name:	Kathrin Marti
	Title:	Assistant Vice President

CREDIT SUISSE AG, TORONTO BRANCH, as Lender
By:	/s/ Alain Daoust
	Name:	Alain Daoust
	Title:	Director

By:	/s/ Steve Fuh
	Name:	Steve Fuh
	Title:	Vice President

SOCIETE GENERALE, as Lender
By:	/s/ Edward J. Grimm
	Name:	Edward J. Grimm
	Title:	Director

SOCIETE GENERALE (CANADA BRANCH), as Lender
By:	/s/ Paul Primavesi
	Name:	Paul Primavesi
	Title:	Director

By:	/s/ Diane Gagnon
	Name:	Diane Gagnon
	Title:	Director

U.S. BANK NATIONAL ASSOCIATION, as Lender
By:	/s/ Ole Koppang
	Name:	Ole Koppang
	Title:	Assistant Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender
By:	/s/ Laurel LB Magruder
	Name:	Laurel LB Magruder
	Title:	Vice President